                                                                    Exhibit 99.1
COMPANY CONTACTS:

Kenneth Traub
President and CEO
Tel. (914) 593-0809
KTRAUB@ABNH.COM

Alan Goldstein
Vice President and CFO
Tel. (914) 593-0844
AGOLDSTEIN@ABNH.COM



                     AMERICAN BANK NOTE HOLOGRAPHICS REPORTS
                         FIRST QUARTER FINANCIAL RESULTS

Elmsford, NY - May 14, 2003 - American Bank Note Holographics, Inc. ("ABNH") (OTC Bulletin Board: ABHH) a world leader in the origination, production and marketing of holograms for security applications, today announced financial results for the first quarter ended March 31, 2003.

         Revenues for the first quarter of 2003 decreased 3.2% to $4.6 million, compared with $4.7 million for the first quarter of 2002. Net income for the first quarter of 2003 was $0.2 million, or $0.01 per share, compared with net income of $0.1 million, or $0.00 per share for the first quarter of 2002.

         Kenneth H. Traub, president and CEO of ABNH, commented, "In the first quarter, we concluded a new long term contract with MasterCard, and continued to improve our profitability through more focused marketing and disciplined cost controls."

                                     (more)

ABNH REPORTS FIRST QUARTER FINANCIAL RESULTS/2



ABOUT AMERICAN BANK NOTE HOLOGRAPHICS, INC.

American Bank Note Holographics is a world leader in the origination, production, and marketing of holograms. The Company's products are used primarily for security applications such as counterfeiting protection and authentication of transaction cards, identification cards, documents of value, consumer and industrial products as well as for packaging and design applications. ABNH is headquartered in Elmsford, NY. For more information, visit www.abnh.com

                                      # # #

ABNH FORWARD-LOOKING STATEMENT

This news release includes forward-looking statements that involve risks and uncertainties. Although the Company believes such statements are reasonable, it can make no assurance that such statements will prove to be correct. Such statements are subject to certain factors that may cause results to differ materially from the forward-looking statements. Such factors include the risk factors discussed in the Company's filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K, a copy of which may be obtained from the Company without charge. The Company undertakes no obligation to publicly release results of any of these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unexpected results.

This release and prior releases are available on the ABNH Web site at www.abnh.com


                          -Financial Tables to Follow-

ABNH REPORTS FIRST QUARTER FINANCIAL RESULTS/3

AMERICAN BANK NOTE HOLOGRAPHICS, INC.
CONDENSED BALANCE SHEETS
(In thousands, except share data)

                                                                             March 31,          December 31,
                                                                               2003                 2002
                                                                             --------             --------
                                                                           (Unaudited)
                                ASSETS
Current Assets:
   Cash and cash equivalents ....................................            $  9,497             $  8,659
   Accounts receivable, net of allowance for
      doubtful accounts of $210 .................................               2,892                3,661
   Inventories ..................................................               2,570                2,541
   Deferred income taxes ........................................               1,349                1,347
   Prepaid expenses .............................................                 267                  396
   Other ........................................................                 265                  345
                                                                             --------             --------
      Total current assets ......................................              16,840               16,949
Machinery, equipment and leasehold improvements,
   net of accumulated depreciation and amortization
   of $8,683 and $8,505 .........................................               2,732                2,782
Other assets ....................................................                 309                  399
                                                                             --------             --------

Total Assets ....................................................            $ 19,881             $ 20,130
                                                                             ========             ========

                 LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
   Accounts payable .............................................            $    377             $    966
   Accrued expenses .............................................               1,776                1,803
   Customer advances ............................................                  73                   89
                                                                             --------             --------
      Total current liabilities .................................               2,226                2,858
Deferred income taxes ...........................................                 994                  830
                                                                             --------             --------
      Total liabilities .........................................               3,220                3,688

Commitments and contingencies

Stockholders' Equity:
   Preferred stock, authorized 5,000,000 shares;
      no shares issued or outstanding ...........................                  --                   --
   Common stock, par value $.01 per share, authorized
      40,000,000 shares; issued and outstanding 18,483,720 shares                 185                  185
   Additional paid-in-capital ...................................              23,994               23,994
   Accumulated earnings .........................................              (7,518)              (7,737)
                                                                             --------             --------
      Total Stockholders' Equity ................................              16,661               16,442
                                                                             --------             --------

Total Liabilities and Stockholders' Equity ......................            $ 19,881             $ 20,130
                                                                             ========             ========

ABNH REPORTS FIRST QUARTER FINANCIAL RESULTS/4

AMERICAN BANK NOTE HOLOGRAPHICS, INC.
CONDENSED STATEMENTS OF OPERATIONS - UNAUDITED
(In thousands, except per share data)

                                                          Three Months Ended
                                                               March 31,
                                                     ---------------------------
                                                      2003                2002
                                                     -------             -------
Revenue:
   Sales ...............................             $ 4,538             $ 4,620
   Royalty income ......................                  44                 115
                                                     -------             -------
                                                       4,582               4,735
Costs and expenses:
   Cost of goods sold ..................               2,016               2,314
   Selling and administrative ..........               1,763               1,819
   Research and development ............                 268                 313
   Depreciation and amortization .......                 179                 195
                                                     -------             -------
                                                       4,226               4,641
                                                     -------             -------

Operating income .......................                 356                  94

Interest income ........................                  25                  23
                                                     -------             -------


Income before provision for income taxes                 381                 117
Provision for income taxes .............                 162                  50
                                                     -------             -------

Net income .............................             $   219             $    67
                                                     =======             =======

Net income per share:
   Basic and diluted ...................             $  0.01             $    --
                                                     =======             =======